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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: September 14, 2001
                       (Date of earliest event reported)

                     JOHN HANCOCK FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

                        Commission File Number: 1-15607

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                    DELAWARE                                 04-3483032
(State or other jurisdiction of incorporation)   (I.R.S. employer identification no.)
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                              John Hancock Place
                         Boston, Massachusetts  02117
                   (Address of principal executive offices)

                                (617) 572-6000
             (Registrant's telephone number, including area code)
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Item 5.   Other Information.

          On September 14, 2001, John Hancock Financial Services, Inc., a Delaware corporation, issued a press release, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Exhibits.

          Exhibit No.          Item
          -----------          ----

          99 Press Release of John Hancock Financial Services, Inc., dated September 14, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           JOHN HANCOCK FINANCIAL SERVICES, INC.

Date: September 14, 2001                   By: /s/ Thomas E. Moloney
                                           Thomas E. Moloney
                                           Chief Financial Officer